UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan L. Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 6th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 516-1709
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period:  December 31, 2023

Item 1. Report to Stockholders.

(a)

KAYNE ANDERSON
RENEWABLE INFRASTRUCTURE FUND

ANNUAL REPORT

December 31, 2023

(This Page Intentionally Left Blank.)

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Dear Fellow Shareholders:

This annual letter is designed to provide a summary of KARIX’s performance, portfolio, and outlook. As a reminder, the Fund seeks to generate attractive returns by investing in companies leading the build-out of renewable energy infrastructure globally. We make investments in companies leading the energy transition to lower-emitting energy resources, via investments in wind, solar, battery storage, electrical networks, and related areas. The Fund’s investments have historically ranged from small, rapidly-growing renewable developers to large global utilities and power generators that continue to transition their energy mix away from fossil fuels and towards clean energy.

KARIX (the “Fund”) generated a total return of (-12.31%) in 2023. While our defensive, infrastructure approach to investing in clean energy contributed to outperformance vs. broad clean energy sector indices, we were disappointed with the performance of the Fund. For the fiscal year ended December 31, 2023, the Fund meaningfully underperformed the S&P Global Broad Market Index (USD Hedged) (+22.08%), as well as the S&P Global Infrastructure Index (USD Hedged) (+5.82%).

Performance would have been lower without fee waivers in effect. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be higher or lower than the performance quoted. Performance data current to the most recent month-end please call (844-955-2963).

TOUGH YEAR FOR CLEAN ENERGY STOCKS…

2023 was an especially difficult year for the shares of companies across clean energy, utility and power sectors globally. The combination of (1) a rapid rise in long-term interest rates, (2) limited investor demand for defensive investments, (3) inflationary pressures on project development, (4) growth or margin pressure in certain industry sub-sectors (such as residential solar, wind & solar equipment manufacturing), and (5) high-profile project delays (especially in U.S. offshore wind) all contributed to underperformance. To illustrate this point, we would note that U.S. utilities (a proxy for defensive, yield-oriented investments) underperformed the S&P 500 index by the most in fifty years. The S&P Global Clean Energy Index returned (20.1%) during the year, illustrating the magnitude of the pain across much of the sector.

At the tail end of a tough year for clean energy, utilities, and related energy infrastructure sectors, Q4’23 brought signs of sentiment healing, and a significant (though only partial) recovery in the value of many Fund holdings. A moderation in long-term sovereign yields from recent peaks, and a softening global economic data picture, reduced the intensity of recent macro headwinds on the Fund. A series of strong Q3’23 business updates from several Fund holdings also helped more forcefully counter the narrative that major renewable energy companies were struggling to grow and develop projects amid higher interest rates. Along with this initial improvement in sentiment and macro backdrop, we saw more sensible performance dispersion across companies and sub-sectors: an encouraging sign that the market was more willing or able to differentiate between winners and losers (a constructive dynamic for stock-picking).

… BUT A RECORD-BREAKING YEAR FOR THE INDUSTRY

While clean energy, utilities and other infrastructure sectors were unpopular in 2023, it is important to emphasize that this was not related to a deterioration in the outlook for clean energy investment, or the pace of the energy transition. In fact, the data suggests that the energy transition continues to accelerate.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

According to data from Bloomberg, clean energy investment hit a new record in the first half of 2023, with $358 billion in spending on wind, solar and other technologies. While the full year numbers are still being tallied, 2023 looks likely to have smashed another record for overall renewables growth. The International Energy Agency (IEA) estimates that global capacity additions increased by almost 50%, to 510 gigawatts for the year. This is the 22nd year in a row that renewable capacity additions hit another record.

The rapid growth of renewables in the United States and elsewhere is increasingly evident in how our energy system is functioning. As of November, the U.S. was on pace to record the first year in history where more electricity was produced from wind and solar than from coal. As recently as 2017, coal produced 3x more domestic electricity than wind and solar, illustrating the rapid pace of this transformation – which is happening all over the world today.

ARTIFICIAL INTELLIGENCE, DATA CENTERS AND CLEAN ENERGY

In 2023, there was an explosion of investor interest in generative A.I., and its potential to quickly find applications in mainstream use. In 2023, investor interest in this theme was mostly expressed through hardware / chip providers (such as Nvidia), big-cap technology companies, or datacenter infrastructure businesses (such as Equinix). But as previously discussed, the “energy” implications of generative A.I. seem likely to be profound.

Historically, the base case assumption for U.S. electricity demand was for very modest growth. Even today, the base reference case for the Energy Information Administration (EIA) is for less than 1% annual growth in electricity demand between 2020 and 2050. This assumption is driven by the interplay between growth in population, industrial activity, and new demand sources like electric vehicles, largely offset by ongoing improvements in energy efficiency. The expectation for rapid growth in renewables in the United States was predicated on the need to replace legacy fossil fuel generating capacity, not on the expectation of significant growth in overall electricity demand.

However, this equation is starting to meaningfully change for the first time since we have been investing in the power sector. In a recent report from GridStrategies entitled “The Era of Flat Power Demand is Over”, authors John D. Wilson and Zach Zimmerman note that over the past year, grid planners have nearly doubled their forecasts for electricity load growth over the next five years – and this could be just the beginning of a significant upward adjustment in expectations. The increasing demand is driven by datacenters which now comprise ~2.5% of overall domestic electricity consumption. A recent report from Boston Consulting Group sees this rising to 6-7.5% by 2030, which would represent a massive increase in demand for a single sector. In an article from October 2023, Scientific American notes that “the A.I. boom could use a shocking amount of electricity” – as the energy intensity of generative A.I. can be multiples of those required by typical data processing functions.

Importantly, the vast majority of this incremental electricity demand will need to come from clean or renewable energy. Big technology companies that dominate global datacenter deployment (Amazon, Google, Microsoft, Meta etc.) have all committed to procuring 100% of their energy needs from clean or renewable sources. These companies are already the largest corporate buyers of renewable energy in the United States today, procuring large amounts of energy under long-term power purchase agreements (PPAs) each year. We believe you will hear more about the “energy” side of the A.I. story in 2024, and believe the Fund is well positioned to benefit from more investor focus on the theme.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

LEGISLATIVE TAILWINDS VS. THE U.S. PRESIDENTIAL ELECTION

Investors are curious to know how the U.S. Presidential election in November 2024 will impact the renewable energy industry in the United States. This is especially relevant in the context of the Inflation Reduction Act (IRA). The IRA is designed to significantly accelerate the pace of the domestic energy transition, both by spurring new domestic manufacturing of equipment (solar modules, EVs, batteries etc.), and improving the economics of wind, solar and battery development through enhanced tax credits. The natural investor concern is that since IRA received no Republican support when the bill passed, these provisions are at risk in 2025 after the election.

We believe that the problem with this logic is that it contradicts the old adage of “follow the money”. It is increasingly clear that the benefits of the legislation are flowing disproportionately to Republican or “red” states. The domestic manufacturing incentives in the legislation have sparked what S&P Global called a “clean energy manufacturing renaissance” in the United States.

Development of onshore wind, solar and storage has increasingly become a “red state” industry, as rural areas with business-friendly regulations are most attractive for new development. It also happens to be the case that central US states are most productive for wind power, and Southwest and Southeast are most promising for solar development. Texas has definitively taken over from California as the largest renewable power state in the country by far. Iowa now derives >60% of its electricity from wind. As a result of this dynamic, tax credits for wind and solar development have long enjoyed bipartisan support and, in fact, were extended under the previous administration.

Even in a “Republican sweep” scenario in November 2024, we believe that the likelihood of a major gutting of key provisions in IRA seems unlikely, however, we acknowledge that investors will remain concerned about this in the lead-up to the election. We are focused on making sure the portfolio is positioned to generate strong performance in 2024 and beyond, even under the assumption that the election could present an overhang to U.S.-focused renewable infrastructure companies.

HOW WE ARE POSITIONING FOR 2024

The poor performance of the global clean energy and utility sectors in public markets has been a source of both frustration and opportunity over the last two years. On one hand, the macro, or rates-driven, performance and often indiscriminate selling across large swaths of the sector has seen good companies get thrown out with the bad. This has made it more difficult to generate performance that would be distinguishable from the performance of the broader sector, or reference benchmarks, over this period. On the other hand, this dynamic has allowed us to continue to increase the Fund’s exposure to larger companies with global scale and experienced management teams. In our view, these established companies should mitigate volatility without sacrificing upside to a recovery in sector sentiment – which we expect to be substantial from here.

To the extent moves in yields are not the dominant driver of market performance, we would expect to see larger performance dispersion across our focus sectors. For renewable energy developers, power generators and utilities that continue to execute on business plans, demonstrate capital discipline, and continued advancement of growth plans, a more stable rate environment should allow investors to begin assigning value credit to this growth visibility – helping to affect a re-rating of equity valuations. Companies that continue to struggle with supply chain conditions, project delays or poor returns on capital should continue to underperform. We believe the Fund is well positioned to generate strong returns in this type of environment as we view this as a strong setup for stock picking.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Our portfolio is increasingly weighted towards holdings with specific catalysts in 2024 that can drive outperformance, even in an environment where broader clean energy, utilities or other infrastructure assets remain out of favor. These include hard catalyst situations (asset sales, spinouts, M&A), or softer catalysts that would allow specific holdings to trade to improved relative valuations compared to peers or the broader market.

The good news is that the global renewable energy industry remains as dynamic as ever, with record levels of investment, continued enhancements to company growth visibility, and improving supply chain conditions. We are very excited about the opportunities we are seeing across the sector as we head into 2024.

WHY INVEST IN KARIX?

For investors that share our conviction in the long-term trends in energy transition discussed in this letter, we believe KARIX is a very attractive means to gain exposure to leading renewable energy businesses around the world. Our infrastructure-focused, technology-agnostic approach to clean energy investing provides for total returns driven by a combination of growing cash yields, and visible multi-year growth in earnings and cash flow – all while investing in companies having a tangible impact on reducing industrial CO2 emissions globally and delivering a rapid transition in our energy systems.

We look forward to executing on our investment objective of seeking to achieve high after-tax total returns. Please do not hesitate to contact us with any questions or comments.

Sincerely,

Justin Campeau	Harrison Little	Jim Baker
Portfolio Manager	Portfolio Manager	Portfolio Manager

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Past performance is not a guarantee of future results.

The information contained herein has been prepared by Kayne Anderson Capital Advisors, L.P. and reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. These views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund. Any statements or facts derived from third-party sources are believed to be reliable but are not guaranteed as to their accuracy or completeness.

Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of December 31, 2023.

Mutual fund investing involves risk. Principal loss is possible. An investment in the Fund could suffer loss. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Diversification does not assure a profit or protect against loss in a declining market. Because the Fund invests in Renewable Infrastructure Companies, the value of the Fund shares may be affected by events that adversely affect companies in that industry. The Fund has investments in non-U.S. issuers or U.S. issuers with significant non-U.S. operations, which may be subject to additional political, social, regulatory, and economic risks. As a result, the Fund may be exposed to risks that the exchange rate of the U.S. dollar relative to other currencies may change in a manner that could have an adverse effect on the gain and loss generated from the Fund’s investments denominated in currencies

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

other than the U.S. dollar. Market risk is the potential for changes in the fair value of financial instruments from market changes, including fluctuations in market price. Market risk is directly affected by the volatility and liquidity in markets in which the related underlying assets are traded.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. It is not possible to invest directly in an index.

The S&P Global BMI (Broad Market Index) (USD Hedged) is designed to capture the global, investable opportunity set. Spanning 50 developed and emerging market countries and more than 11,000 companies, it tracks over 99% of each constituent country’s available market capitalization. Over 200,000 subindices are broken down by country, region, size, GICS® sector, and style, helping investors act on views broad and narrow. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

The S&P Global Infrastructure USD Hedged Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

The S&P Global Clean Energy Index is designed to measure the performance of companies in global clean energy-related businesses from both developed and emerging markets, with a target constituent count of 100.

This communication is provided for informational purposes only. This communication shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of any securities in any jurisdiction in which such offer or sale is not permitted. Nothing contained in this communication is intended to recommend any investment policy or investment strategy or consider any investor’s specific objectives or circumstances. Any tax or legal information provided merely summarizes our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

Distributed by Quasar Distributors, LLC. Member FINRA/SIPC.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Value of $250,000 Investment (Unaudited)

The chart assumes an initial investment of $250,000 on the date of inception. Performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, without provision for state or local taxes. Performance would have been lower without fee waivers in effect. Performance data quoted represents past performance since inception on July 23, 2020 through December 31, 2023. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions. Current performance of the Fund may be higher or lower than the performance quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance and an investment should not be made based solely on returns. As of the most recent prospectus dated April 30, 2023, the Fund’s Class I gross expense ratio and net expense ratio were 1.22% and 1.10%, respectively and the Fund’s Retail Class gross expense ratio and net expense ratio were 1.47% and 1.25%, respectively. Net expense ratios reflect contractual fee waivers through April 30, 2024. Performance data current to the most recent month end may be obtained by visiting www.kaynefunds.com or by calling 1-866-530-2690.

Annualized Rates of Return (%) – As of December 31, 2023

	One Year	Three Year	Since Inception(1)(2)
Class I	-12.31%	-7.99%	0.04%
S&P Global BMI (USD Hedged) Net TR(3)	22.08%	7.44%	11.31%
S&P Global Infrastructure Index (USD Hedged) Net TR(4)	5.82%	7.91%	9.49%

Retail Class	-12.49%	-8.22%	-5.25%
S&P Global BMI (USD Hedged) Net TR(3)	22.08%	7.44%	8.66%
S&P Global Infrastructure Index (USD Hedged) Net TR(4)	5.82%	7.91%	8.18%

(1)	Inception Date of Class I was July 23, 2020.
(2)	Inception date of Retail Class was November 16, 2020. Since inception performance reflected since the first available NAV date of November 30, 2020.
(3)
The S&P Global BMI (Broad Market Index) (USD Hedged) is designed to capture the global, investable opportunity set. Spanning 50 developed and emerging market countries and more than 11,000 companies, it tracks over 99% of each constituent country’s available market capitalization. Over 200,000 subindices are broken down by country, region, size, GICS® sector, and style, helping investors act on views broad and narrow. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

(4)
The S&P Global Infrastructure USD Hedged Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. The index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar. It is not possible to invest directly in an index.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Expense Example (Unaudited)
December 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)
	Expense Ratio	Account Value	Account Value	(7/1/2023 to
	(12/31/2023)	(7/1/2023)	(12/31/2023)	12/31/2023)
Class I
Actual(2)	1.01%	$1,000.00	$ 938.20	$4.93
Hypothetical (5% annual return
before expenses)	1.01%	$1,000.00	$1,020.11	$5.14

Retail Class
Actual(2)	1.28%	$1,000.00	$ 938.10	$6.25
Hypothetical (5% annual return
before expenses)	1.28%	$1,000.00	$1,018.75	$6.51

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 184/365 to reflect its six-month period.
(2)	Based on the actual returns for the period from July 1, 2023 through December 31, 2023 of -6.18% and -6.19% for Class I and Retail Class, respectively.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Allocation of Portfolio(1) (Unaudited)
As of December 31, 2023
(% of Net Assets)

Top Ten Equity Holdings(1) (Unaudited)
As of December 31, 2023
(% of Net Assets)

RWE AG	6.17%
Atlantica Sustainable Infrastructure plc	5.60%
Iberdrola S.A.	4.97%
NextEra Energy, Inc.	4.75%
Xcel Energy, Inc.	4.72%
Clearway Energy, Inc. – Class C	4.68%
Enel SpA	4.47%
SSE plc	4.33%
The AES Corporation	4.19%
Hydro One Limited	3.93%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments
December 31, 2023

	Shares	Value
Common Stocks – 98.11%

Green Utilities – 34.91%#
Algonquin Power & Utilities Corporation(a)	212,953	$1,345,863
EDP – Energias de Portugal SA(a)	260,233	1,309,750
Enel SpA(a)	206,455	1,535,984
Hydro One Limited(a)	45,026	1,349,030
Iberdrola S.A.(a)	129,979	1,704,903
NextEra Energy, Inc.	26,875	1,632,387
SSE plc(a)	63,043	1,488,191
Xcel Energy, Inc.	26,159	1,619,503
		11,985,611
Renewable Power Companies – 33.94%#
Boralex, Inc. – Class A(a)	45,162	1,147,924
Brookfield Renewable Partners LP(a)	44,921	1,180,524
Drax Group plc(a)	137,201	856,402
EDP Renovaveis S.A.(a)	55,622	1,138,653
ERG SpA(a)	36,788	1,173,610
Northland Power, Inc.(a)	39,903	724,852
Orsted A/S(a)	11,875	658,310
RWE AG(a)	46,517	2,117,118
The AES Corporation	74,676	1,437,513
TransAlta Corporation(a)	146,375	1,217,352
		11,652,258
Renewable Energy Developers – 13.33%
Ameresco, Inc. – Class A(b)	7,650	242,276
Corporacion Acciona Energias Renovables SA(a)	38,274	1,187,872
Enlight Renewable Energy Ltd.(a)(b)	31,370	600,422
Neoen SA(a)	34,685	1,161,475
ReNew Energy Global plc – Class A(a)(b)	105,754	810,075
Serena Energia S.A.(a)(b)	273,052	574,243
		4,576,363
Wind & Solar Yield Companies – 12.96%
Atlantica Sustainable Infrastructure plc(a)	89,383	1,921,734
Clearway Energy, Inc. – Class C	58,625	1,608,084
NextEra Energy Partners LP	30,219	918,960
		4,448,778

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Investments – Continued
December 31, 2023

	Shares	Value
Other – 2.97%
Constellation Energy Corporation	3,074	$359,320
Polaris Renewable Energy, Inc.(a)	66,260	661,575
		1,020,895
Total Common Stocks
(Cost $32,064,929)		33,683,905

Money Market Fund – 3.17%
First American Treasury Obligations Fund, Class X, 5.28%(c)	1,086,697	1,086,697
Total Money Market Fund
(Cost $1,086,697)		1,086,697
Total Investments
(Cost $33,151,626) – 101.28%		34,770,602
Liabilities in Excess of Other Assets – (1.28)%		(440,043)
Total Net Assets – 100.00%		$34,330,559

#
As of December 31, 2023, the Fund had a significant portion of its assets concentrated in this sector or geographic location and therefore is subject to additional risks.  See Note 10 in the Notes to Financial Statements.

(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2023.

At December 31, 2023, the Fund’s geographic allocation was as follows:

Geographic Location	% of Common Stock
Europe | UK#	48.26%
United States	23.21%
Canada	22.64%
Australia, Japan & Other	5.89%

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Schedule of Open Forward Currency Contracts*
December 31, 2023

							Unrealized
Settlement	Currency to be		Value	Currency to be		Value	Appreciation
Date	Delivered		(USD)	Received		(USD)	(Depreciation)**
1/31/24	672,960	CAD	$508,118	507,511	USD	$507,511	$(607)
1/31/24	448,663	DKK	66,562	66,400	USD	66,400	(162)
1/31/24	1,030,081	EUR	1,138,759	1,136,695	USD	1,136,695	(2,064)
1/31/24	185,821	GBP	236,902	235,806	USD	235,806	(1,096)
3/27/24	1,792,794	DKK	266,721	265,599	USD	265,599	(1,122)
3/27/24	4,118,459	EUR	4,563,023	4,546,779	USD	4,546,779	(16,244)
3/27/24	743,225	GBP	947,757	943,226	USD	943,226	(4,531)
3/28/24	2,692,853	CAD	2,034,759	2,030,044	USD	2,030,044	(4,715)
6/28/24	3,367,335	CAD	2,546,668	2,537,555	USD	2,537,555	(9,113)
6/28/24	2,237,673	DKK	334,545	331,999	USD	331,999	(2,546)
6/28/24	5,143,415	EUR	5,720,669	5,683,474	USD	5,683,474	(37,195)
6/28/24	928,958	GBP	1,184,553	1,179,033	USD	1,179,033	(5,520)
			$19,549,036			$19,464,121	$(84,915)

CAD – Canadian Dollar
DKK – Danish Krone
EUR – Euro
GBP – British Pound Sterling
USD – U.S. Dollar

*	Bannockburn Global Forex, LLC is the counterparty for all open forward currency contracts held by the Fund as of December 31, 2023.
**	Unrealized appreciation is a receivable and unrealized depreciation is a payable.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Assets and Liabilities
December 31, 2023

ASSETS:
Investments, at value (Cost $33,151,626)	$34,770,602
Foreign currency, at value (Cost $10,905)	11,113
Receivable for Fund shares sold	14,187
Dividends and interest receivable	49,702
Reclaim receivable	93,221
Prepaid expenses and other receivables	30,545
Total assets	34,969,370

LIABILITIES:
Due to custodian	171,593
Payable for forward currency contracts, net	84,915
Payable for Fund shares redeemed	267,578
Payable to Adviser	4,123
Payable for audit fees	23,000
Payable for fund administration and fund accounting fees	31,817
Payable for transfer agent fees and expenses	19,300
Payable for custodian fees	7,196
Payable for compliance fees	4,175
Distribution fees payable	4,914
Accrued expenses and other liabilities	20,200
Total liabilities	638,811
NET ASSETS	$34,330,559

NET ASSETS CONSIST OF:
Paid-in capital	54,465,336
Total accumulated losses	(20,134,777)
Total net assets	$34,330,559

	Class I	Retail Class
	Shares	Shares
Net assets	$31,239,205	$3,091,354
Shares issued and outstanding(1)	3,473,997	344,641
Net asset value, offering, and redemption price per share	$8.99	$8.97

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement of Operations
For the Year Ended December 31, 2023

INVESTMENT INCOME:
Dividend income (net of foreign withholding taxes of $199,616)	$1,640,194
Interest income	219,004
Total investment income	1,859,198

EXPENSES:
Investment advisory fees (See Note 3)	681,038
Fund administration and fund accounting fees (See Note 3)	126,033
Transfer agent fees (See Note 3)	74,460
Legal fees	39,252
Custodian fees (See Note 3)	35,578
Federal and state registration fees	31,359
Audit fees	23,003
Compliance fees (See Note 3)	16,970
Trustees’ fees (See Note 3)	12,227
Reports to shareholders	7,971
Excise tax expense	6,954
Distribution fees – Retail Class (See Note 5)	6,484
Interest expense (See Note 8)	2,967
Other	11,684
Total expenses before waiver/reimbursement	1,075,980
Less: Expense waiver/reimbursement by Adviser (See Note 3)	(258,354)
Net expenses	817,626
NET INVESTMENT INCOME	1,041,572

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(16,848,482)
Forward currency contracts	(1,651,399)
Foreign currency transactions	(78,311)
Net realized loss	(18,578,192)
Net change in unrealized appreciation on:
Investments	2,307,598
Forward currency contracts	342,832
Foreign currency translation	1,882
Net change in unrealized appreciation	2,652,312
Net realized and change in unrealized loss on investments	(15,925,880)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,884,308)

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	December 31, 2023	December 31, 2022
OPERATIONS:
Net investment income	$1,041,572	$1,072,245
Net realized loss on investments, forward currency
contracts and foreign currency transactions	(18,578,192)	(3,590,834)
Change in unrealized appreciation (depreciation) on investments,
forward currency contracts and foreign currency translation	2,652,312	(9,692,125)
Net decrease in net assets resulting from operations	(14,884,308)	(12,210,714)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Class I	(1,402,225)	(4,564,865)
Retail Class	(38,357)	(126,883)
From return of capital
Class I	(1,245,642)	—
Retail Class	(34,074)	—
Total distributions to shareholders	(2,720,298)	(4,691,748)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting
from capital share transactions(1)	(47,507,378)	8,217,063

NET DECREASE IN NET ASSETS	(65,111,984)	(8,685,399)

NET ASSETS:
Beginning of year	99,442,543	108,127,942
End of year	$34,330,559	$99,442,543

(1)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:
	For the Year Ended		For the Year Ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Issued	1,775,599	$17,605,147	1,993,810	$23,521,714
Issued to holders in reinvestment of dividends	197,313	1,827,161	305,109	3,355,389
Redeemed	(7,592,673)	(67,219,613)	(1,795,172)	(20,321,692)
Net increase (decrease) in Class I	(5,619,761)	$(47,787,305)	503,747	$6,555,411
Retail Class
Issued	205,277	$1,744,947	169,694	$2,039,069
Issued to holders in reinvestment of dividends	7,488	68,878	11,100	121,379
Redeemed	(158,061)	(1,533,898)	(42,517)	(498,796)
Net increase (decrease) in Retail Class	54,704	$279,927	138,277	$1,661,652
Net increase (decrease) in shares outstanding	(5,565,057)	$(47,507,378)	642,024	$8,217,063

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Financial Highlights

For a Fund share outstanding throughout each period.

	Year Ended		Year Ended	Year Ended		Period Ended
	December 31,		December 31,	December 31,		December 31,
	2023		2022	2021		2020(1)
Class I

PER SHARE DATA:
Net asset value, beginning of period	$10.60		$12.37	$12.81		$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.12		0.12	0.10		—
Net realized and unrealized
gain (loss) on investments(3)	(1.42)		(1.39)	(0.22)		2.85
Total from investment operations	(1.30)		(1.27)	(0.12)		2.85

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.44)	(0.16)		— (4)
Net realized gains	—		(0.06)	(0.16)		(0.03)
Return of capital	(0.15)		—	—		(0.01)
Total distributions	(0.31)		(0.50)	(0.32)		(0.04)
Net asset value, end of period	$8.99		$10.60	$12.37		$12.81

TOTAL RETURN(5)	-12.31%		-10.32%	-0.93%		28.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$31,239		$96,372	$106,252		$43,694
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(7)	1.33	%(6)	1.27%	1.46%		2.01%
After expense waiver/reimbursement(7)	1.01	%(6)	1.05%	1.14	%(8)	1.30%
Ratio of net investment
income (loss) to average net assets(7)	1.31%		0.97%	0.78%		(0.08)%
Portfolio turnover rate(5)(9)	61%		61%	58%		11%

(1)	Inception date of the Class I shares was July 23, 2020.
(2)	Calculated based on average shares outstanding during the period.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Ratio includes the impact of excise tax and interest expense of 0.01%. Ratio of expenses excluding excise tax and interest expense before and after expense waiver are 1.32% and 1.00%, respectively.
(7)	Annualized for periods less than one year.
(8)	Prior to August 1, 2021, the annual expense limitation was 1.30% for Class I.
(9)
The portfolio turnover disclosed is for the Fund as a whole. The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Financial Highlights

For a Fund share outstanding throughout each period.

	Year Ended		Year Ended	Year Ended		Period Ended
	December 31,		December 31,	December 31,		December 31,
	2023		2022	2021		2020(1)
Retail Class

PER SHARE DATA:
Net asset value, beginning of period	$10.59		$12.37	$12.82		$11.72

INVESTMENT OPERATIONS:
Net investment income(2)	0.10		0.09	0.06		—
Net realized and unrealized
gain (loss) on investments(3)	(1.42)		(1.39)	(0.21)		1.12
Total from investment operations	(1.32)		(1.30)	(0.15)		1.12

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.42)	(0.14)		—
Net realized gains	—		(0.06)	(0.16)		(0.01)
Return of capital	(0.14)		—	—		(0.01)
Total distributions	(0.30)		(0.48)	(0.30)		(0.02)
Net asset value, end of period	$8.97		$10.59	$12.37		$12.82

TOTAL RETURN(4)	-12.49%		-10.57%	-1.23%		9.54%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,091		$3,070	$1,876		$91
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(6)	1.58	%(5)	1.52%	1.64%		2.02%
After expense waiver/reimbursement(6)	1.26	%(5)	1.30%	1.34	%(7)	1.55%
Ratio of net investment
income (loss) to average net assets(6)	1.06%		0.72%	0.47%		(0.41)%
Portfolio turnover rate(4)(8)	61%		61%	58%		11%

(1)	Commencement date of the Retail Class was November 30, 2020.
(2)	Calculated based on average shares outstanding during the period.
(3)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized for periods less than one year.
(5)	Ratio includes the impact of excise tax and interest expense of 0.01%. Ratio of expenses excluding excise tax and interest expense before and after expense waiver are 1.57% and 1.25%, respectively.
(6)	Annualized for periods less than one year.
(7)	Prior to August 1, 2021, the annual expense limitation was 1.55% for the Retail Class.
(8)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements
December 31, 2023

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Kayne Anderson Renewable Infrastructure (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Kayne Anderson Capital Advisors, L.P. (the “Adviser”), is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The primary investment objective of the Fund is to provide total return through a combination of current income and capital appreciation.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Class I and Retail Class shares. The Fund commenced operations on July 23, 2020, with Class I and the Retail Class commenced operations on November 30, 2020. Neither class of shares have any front end sales loads or deferred sales charges. Retail Class shares are subject to a distribution fee and shareholder servicing fee of up to 0.25% of average daily net assets. Class I shares are not subject to a distribution fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”).

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

These securities are categorized in Level 2 of the fair value hierarchy. In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV.  In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are typically valued at their reported NAV per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, the last sale or settlement price may be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a futures contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 1 or Level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Assets
Common Stocks
Green Utilities	$5,946,783	$6,038,828	$—	$11,985,611
Renewable Power Companies	6,564,567	5,087,691	—	11,652,258
Renewable Energy Developers	1,652,773	2,923,590	—	4,576,363
Wind & Solar Yield Companies	4,448,778	—	—	4,448,778
Other	1,020,895	—	—	1,020,895
Total Common Stocks	19,633,796	14,050,109	—	33,683,905
Money Market Fund	1,086,697	—	—	1,086,697
	$20,720,493	$14,050,109	$—	$34,770,602
Other Instruments
Forward Currency Contracts	$—	$(84,915)	$—	$(84,915)
	$20,720,493	$13,965,194	$—	$34,685,687

During the year ended December 31, 2023, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Forward Currency Contracts – The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund utilizes forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund holds forward currency exchange contracts obligating the Fund to deliver and receive

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 I. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the net amount receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures.

C.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

D.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

E.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

F.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income and expense is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Certain dividends received from the Fund’s investments are comprised of ordinary income and return of capital. At the time such dividends are received, the Fund allocates dividends between investment income and return of capital based on estimates. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after final tax reporting information is received. The return of capital portion of the dividends is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments. During the year ended December 31, 2023, the Fund received $402,387 in dividends allocated to return of capital. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

G.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Retail Class shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swaps contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options and futures contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

K.  Derivatives – The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

L.  Statement of Cash Flows – Pursuant to the Cash Flows Topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and has elected not to provide a statement of cash flows.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2023, the Fund’s average derivative volume is described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Long Forward Contracts	66,449,796	48,540,645
Short Forward Contracts	103,150,947	48,741,007

Statement of Assets and Liabilities

The effect of derivative instruments on the Statement of Assets and Liabilities for the year ended December 31, 2023:

	Statement of Assets and	Fair Value
	Liabilities Location	Assets	Liabilities
Forward Currency Contracts	Payable for
Foreign Exchange	forward currency contracts	$—	$84,915
Total		$—	$84,915

Statement of Operations

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023:

Net Realized Gain (Loss) on Derivatives

Forward Currency
Derivatives	Contracts
Forward Currency Contracts	$(1,651,399)
Total	$(1,651,399)

Net Change in Unrealized Appreciation
(Depreciation) on Derivatives

Forward Currency
Derivatives	Contracts
Forward Currency Contracts	$342,832
Total	$342,832

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed in an Operating Expenses Limitation Agreement to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding 12b-1 fees – Retail Class (see Note 5), shareholder servicing fees, redemption fees, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs),  any acquired fund fees and expenses, annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation) do not exceed 1.00% of the Fund’s average daily net assets. The Adviser may request recoupment of previously waived fees and reimbursed Fund expenses from the Fund for three years from the date they were waived or reimbursed, provided that, after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Board or the Advisor, with consent of the Board. Waived fees  and reimbursed expenses subject to potential recovery during the fiscal year of expiration are as follows:

Expiration	Amount
January 2024 to December 2024	$229,108
January 2025 to December 2025	244,559
January 2026 to December 2026	258,354

Fund Services acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended December 31, 2023, are disclosed in the Statement of Operations.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

ended December 31, 2023, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Tax cost of Investments*	$34,381,047
Gross unrealized appreciation	$4,991,411
Gross unrealized depreciation	(4,601,648)
Net unrealized appreciation	389,763
Undistributed ordinary income	—
Other accumulated losses	(20,524,540)
Total accumulated losses	$(20,134,777)

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, partnership adjustments, and securities transferred in-kind.

As of December 31, 2023, the Fund had a short-term capital loss carryover of $9,682,729 and a long-term capital loss carryover of $10,841,811 which will be permitted to be carried over for an unlimited period of time. A regulated investment company (“RIC”) may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain ordinary losses which occur during the portion of the Fund’s taxable period subsequent to December 31. For the taxable year ended December 31, 2023, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes net investment income quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended December 31, 2023, the following table shows the reclassifications made:

Accumulated Losses	Paid-In Capital
$3,732	$(3,732)

Reclassifications are due to return of capital partnership adjustments.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

The tax character of distributions paid for the year ended December 31,2023 and the year ended December 31, 2022 is as follows:

	Ordinary Income*	Long-Term Capital Gain	Return of Capital	Total
2023	$1,440,582	$—	$1,279,716	$2,720,298
2022	4,158,684	533,064	—	4,691,748

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “Plan”) for the Retail Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Retail Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to the Retail Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Retail Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Retail Class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. For the year ended December 31, 2023, the Retail Class incurred expenses of $6,484 pursuant to the Plan.

Distribution and fees are not subject to the Operating Expenses Limitation Agreement to reduce management fees and/or absorb Fund expenses by the Adviser. Distribution fees will increase the expenses beyond the Operating Expenses Limitation Agreement rate of 1.00% for the Retail Class, respectively.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December  31, 2023, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	45,712,332	94,794,838

7.  OFFSETTING ASSETS AND LIABILITIES

During the course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. As of December 31, 2023, the Fund did not enter into any netting agreements which would require any portfolio securities to be netted.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

		Gross	Net Amounts	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward Currency Contracts	$—	$—	$—	$—	$—	$—
	$—	$—	$—	$—	$—	$—
Liabilities:
Description
Forward Currency Contracts	$84,915	$—	$84,915	$—	$—	$84,915
	$84,915	$—	$84,915	$—	$—	$84,915

*	In some instances, the actual collateral pledged/received may be more than amount shown.

8.  LINE OF CREDIT

On October 24, 2023, the Fund renewed its secured line of credit (“LOC”) in the amount of $12,500,000, 20% of the Fund’s gross market value or 33.33% of the fair market value of the Fund’s investments, whichever is less. When utilized the LOC would be collateralized by a first priority security interest in the assets of the Fund. The LOC matures, unless renewed on October 22, 2024. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions. The LOC is with the Custodian. Interest is charged at the prime rate which was 8.50% as of December 31, 2023.  The weighted interest paid on outstanding borrowings was 8.64%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the year ended December 31, 2023, the Fund’s LOC activity was as follows:

Amount
	Outstanding			Date of
Average	as of	Interest	Maximum	Maximum
Borrowings	December 31, 2023	Expense	Borrowing	Borrowing
$34,200	—	$2,997	$6,303,000	December 20, 2023

9.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2023, Charles Schwab and National Financial Services, for the benefit of their customers, combined owned more than 84.71% of the outstanding shares of the Fund.

10.  CONCENTRATION & FOREIGN INVESTMENT RISK

The Fund invests in Renewable Infrastructure Companies, the value of Fund shares may be affected by events that adversely affect companies in that industry. These can include contract counterparty defaults, adverse political and regulatory changes, poor weather conditions for renewable power generation, falling power prices, losses on financial hedges, technological obsolescence, competition and general economic conditions.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Notes to the Financial Statements – Continued
December 31, 2023

Securities of non-U.S. issuers, including those located in foreign countries, may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.

11.  OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements.  The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

12.  SUBSEQUENT EVENTS

Effective January 2, 2024, James (“Jim”) Baker and Harrison Little have been added as a co-portfolio managers to the Fund.

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued and there were no additional subsequent events to report that would have a material impact on the Fund’s financial statements and the notes to the financial statements.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Kayne Anderson Renewable Infrastructure Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and open forward currency contracts, of Kayne Anderson Renewable Infrastructure Fund (the “Fund”), a series of Series Portfolios Trust, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the years ended December 31, 2023, 2022, and 2021, and for the period from July 23, 2020 (commencement of operations) through December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 29, 2024

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
December 31, 2023

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board” or the “Trustees”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At a meeting held on July 26-27, 2023 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Kayne Anderson Renewable Infrastructure Fund (the “Fund”), and Kayne Anderson Capital Advisors, L.P. (“Kayne”), for an additional one-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Kayne to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Kayne provided information to the Board in response to requests submitted to it by U.S. Bank Global Fund Services (“Fund Services”), the Fund’s administrator, on behalf of the Board, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Kayne included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Kayne, including Kayne’s portfolio manager and other personnel, and the investment practices and techniques used by Kayne in managing the Fund; (ii) the historical investment performance of the Fund; (iii) the management fees payable by the Fund to Kayne and the Fund’s total operating expenses compared with those of a peer group of registered funds; (iv) the financial condition of Kayne; (v) the costs of the services provided and Kayne’s profitability with respect to managing the Fund; (vi) the extent to which any economies of scale realized by Kayne in connection with its services to the Fund are shared with Fund shareholders; and (vii) other ancillary or “fall-out” benefits Kayne and/or its affiliates, if any, may receive based on Kayne’s relationship with the Fund. In addition to the Meeting, the Board met on June 21, 2023, with Fund Services and counsel to the Independent Trustees to discuss the materials that had been furnished by Kayne in response to the information requests. The Board also considered information furnished to the Board at its meetings periodically over the course of the year. At these meetings, representatives of Kayne furnished quarterly reports and other information to the Board regarding the performance of the Fund, Kayne’s personnel and business operations, marketing and distribution activity for the Fund, the services provided to the Fund by Kayne, and compliance and operational matters related to the Fund and Kayne. The Board also considered the presentation by representatives of Kayne received at the Board’s meeting held on January 25-26, 2023.

In considering and approving the Advisory Agreement for another year, the Board considered the information it deemed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge and experience gained over time through previous interactions with Kayne in overseeing the Fund. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors. The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately Kayne, Fund Services and the Interested Trustee on several occasions. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in approving the continuation of the Advisory Agreement.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Board considered the nature, extent and quality of services provided to the Fund by Kayne under the Advisory Agreement. The Board received and considered information regarding, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who is primarily responsible for the day-to-day portfolio management of the Fund. The Board also received and considered information about Kayne’s investment process and investment strategy for the Fund, Kayne’s approach to security selection, Kayne’s investment research capabilities and resources, and the overall positioning of the Fund’s portfolio. The Board also considered Kayne’s trade execution capabilities and experience. The Board noted that Kayne had been managing the Fund’s portfolio since its inception.

The Board evaluated the ability of Kayne, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals to service the Fund. The Board further considered Kayne’s compliance program and its compliance record since the inception of the Fund, including past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Kayne’s compliance program. The Board also considered the entrepreneurial and other risks assumed by Kayne in connection with the services provided to the Fund.

Based on these considerations, within the context of its full deliberations, that Kayne is capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

INVESTMENT PERFORMANCE

The Board considered the Fund’s investment performance. In this regard, the Board reviewed the performance of the Fund as of June 30, 2023, as compared to its benchmark index, the S&P Global BMI (USD Hedged) Net TR, as well as a secondary benchmark index, the S&P Global Infrastructure Index (USD Hedged) Net TR. The Board noted that the Fund underperformed both indexes for year-to-date, one-year and since inception periods ended June 30, 2023. Additionally, the Board considered the Fund’s investment performance as compared to an appropriate universe of peer funds compiled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on Morningstar fund classifications (the “Performance Universe”). The Trustees considered that the performance data provided by Broadridge included, among other things, performance comparisons for the one-year and two-year periods ended April 30, 2023. The Trustees noted that the Fund’s Institutional Class shares underperformed the Performance Universe median and average for each period reviewed. The Board noted that while it found the comparative data provided by Broadridge generally useful in evaluating the Fund’s performance, the Board recognized the limitations of such data, including that notable differences may exist between the Fund and its peers. Additionally, at the Board’s request, Kayne identified the funds it considered to be the Fund’s top competitors (the “Selected Peer Group”) and provided the Selected Peer Group’s performance results. The Board also considered that, in connection with its meetings held during the course of the prior year, the Board received and considered reports regarding the Fund’s performance over various time periods and Kayne’s analysis of the Fund’s performance for these time periods.

Based on these considerations, the Trustees concluded that the performance results achieved by Kayne for the Fund were satisfactory given market conditions. Although past performance is not a guarantee or indication of future results, the Trustees further concluded that they continue to have confidence in Kayne’s overall capabilities to manage the Fund.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

FEES AND EXPENSES

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Kayne for investment management services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of an appropriate group of peer funds (the “Expense Group”), as determined by Broadridge, based on Morningstar fund classifications. The Board noted that the Management Fee Rate was lower than the Expense Group average and median.

The Board noted that Kayne Anderson reported that it does not serve as an investment adviser or sub-adviser to registered funds other than the Fund, but the Board received and considered information about the nature and extent of services offered and fee rates charged by Kayne to other types of clients. The Board considered the fee comparisons in view of any difference between Kayne’s services to the Fund and the services it provides to these other types of clients.

The Board received and considered information regarding the Fund’s net operating expense ratio and its various components, including management fees, administrative fees, custodian and other non-management fees, as well as the Fund’s fee waiver and expense reimbursement arrangements. The Board noted that Kayne had entered into an expense limitation agreement (the “Expense Limitation Agreement”) to limit the total annual fund operating expenses of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation). The Board considered the net operating expense ratio in comparison to the average and median ratios of the Expense Group. The Board noted the Fund’s net expense ratio was higher than the average and median of the Expense Group.

The Board received a description of the methodology and screening criteria used by Broadridge to determine the registered funds and share classes in the Expense Group. While the Board recognized that comparisons between the Fund and Expense Peer Group may be imprecise, the comparative, independently selected information assisted provided by Broadridge the Board in evaluating the reasonableness of the Fund’s Management Fee Rate and net expense ratio. Additionally, the Board received and considered information comparing the Fund’s Management Fee Rate and net expense ratio to the Fund’s Selected Peer Group.

Based on these considerations, the Board concluded that the Management Fee Rate was reasonable in light of the services covered by the Advisory Agreement and that the expense structure of the Fund supported the continuation of the Advisory Agreement.

PROFITABILITY AND ECONOMIES OF SCALE

The Board requested and received a report on Kayne’s revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended March 31, 2023. The Board noted that Kayne has subsidized the Fund’s operations since inception pursuant to the Expense Limitation Agreement and has not fully recouped those subsidies. The Board received and considered a description of the expense allocation methodology used by Kayne in calculating profitability in connection with the continuation of the Advisory Agreement. The Board also considered Kayne’s financial resources and information regarding Kayne’s commitment with respect to the Fund and its ability to support its management of the Fund and obligations under the Advisory Agreement. The Board concluded that Kayne’s profit from managing the Fund had not been, and currently was not, excessive.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
December 31, 2023

With respect to economies of scale, the Board reviewed the Fund’s operating history and that the Fund had experienced growth since it commenced operations. The Board considered that the Expense Limitation Agreement limits costs to shareholders and provides a means of sharing potential economies of scale with the Fund’s shareholders. The Board noted that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of implementing management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

ANCILLARY BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Board received and considered information regarding ancillary or “fall-out” benefits to Kayne and/or its affiliates, if any, as a result of Kayne’s relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions. In this regard, the Board considered that Kayne confirmed it had not benefited firm-wide from research credits generated by Fund portfolio transactions since the Fund’s inception. Ancillary benefits could also include benefits potentially derived from an increase in Kayne’s business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Kayne, or to operate other products and services that follow investment strategies similar to those of the Fund). Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that ancillary benefits received by Kayne and/or its affiliates, if any, were unreasonable.

CONCLUSIONS

In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on its deliberations and its evaluation of the information and factors described above, among others, the Board unanimously approved the Advisory Agreement for an additional one-year term.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Statement Regarding the Fund’s Liquidity Risk Management Program (Unaudited)
December 31, 2023

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Series Portfolios Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Trust Program”). As required under the Trust Program, Kayne Anderson Capital Advisors, L.P. (the “Adviser”), the investment adviser to the Kayne Anderson Renewable Infrastructure Fund (the “Fund”), a series of the Trust, has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Adviser Program”). The Adviser Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees (the “Board”) of the Trust has approved the Adviser as the administrator for the Adviser Program (the “Program Administrator”). The Program Administrator has further delegated administration of the Adviser Program to its Trading and Oversight Committee. The Program Administrator is required to provide a written annual report to the Board and the Trust’s chief compliance officer regarding the adequacy and effectiveness of the Adviser Program, including the operation of the Fund’s highly liquid investment minimum, if applicable, and any material changes to the Adviser Program.

On October 25-26, 2023, the Board reviewed the Program Administrator’s written annual report for the period June 1, 2022 through May 31, 2023 (the “Report”). The Report provided an assessment of the Fund’s liquidity risk: the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Adviser Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Program Administrator has retained ICE Data Services, Inc., a third-party vendor, to provide portfolio investment classification services, and the Report noted that the Fund primarily held investments that were classified as highly liquid during the review period. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate and the Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Adviser Program during the review period.

The Program Administrator determined that each Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the Adviser Program was adequately designed and effectively implemented during the review period.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited)
December 31, 2023

TRUSTEES AND EXECUTIVE OFFICERS

The Board oversees the management and operations of the Trust. The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their year of birth, positions with the Trust, terms of office with the Trust and length of time served, principal occupations during the past five years and other directorships are set forth in the table below. Unless noted otherwise, the principal business address of each Trustee is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1961)		Since			Trustee, Listed
		September			Funds Trust
		2015.			(56 portfolios)
(Since 2019).

Debra McGinty-Poteet	Trustee	Indefinite Term;	Retired.	1	Independent
(born 1956)		Since			Trustee, F/m
		September			Funds Trust
		2015.			(4 portfolios)
(Since
May 2015).

Daniel B. Willey	Trustee	Indefinite Term;	Retired.	1	None
(born 1955)		Since
September
2015.

Interested Trustee

Elaine E. Richards(3)	Chair,	Indefinite Term;	Senior Vice President,	1	None
(born 1968)	Trustee	Since	U.S. Bancorp Fund
		July	Services, LLC (since 2007).
2021.

Officers of the Trust

Ryan L. Roell	President	Indefinite Term;	Vice President,	Not	Not
(born 1973)	and	Since	U.S. Bancorp Fund	Applicable	Applicable
	Principal	July	Services, LLC (since 2005).
	Executive	2019.
Officer

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited) – Continued
December 31, 2023

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Douglas Schafer	Vice	Indefinite Term;	Assistant Vice President,	Not	Not
(born 1970)	President,	Since	U.S. Bancorp Fund	Applicable	Applicable
	Treasurer	November	Services, LLC (since 2002).
	and Principal	2023.
Financial
Officer

Donna Barrette	Vice	Indefinite Term;	Senior Vice President	Not	Not
(born 1966)	President,	Since	and Compliance Officer,	Applicable	Applicable
	Chief	November	U.S. Bancorp Fund
	Compliance	2019.	Services, LLC (since 2004).
Officer and
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite Term;	Vice President,	Not	Not
(born 1981)		Since	U.S. Bancorp Fund	Applicable	Applicable
		June	Services, LLC (since 2012).
2019.

Richard E. Grange	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1982)	Treasurer	Since	U.S. Bancorp Fund	Applicable	Applicable
		October	Services, LLC (since 2017).
2022.

Leone Logan	Assistant	Indefinite Term;	Officer, U.S. Bank	Not	Not
(born 1986)	Treasurer	Since	U.S. Bancorp Fund	Applicable	Applicable
		October	Services, LLC (since 2022):
		2023.	Senior Financial Reporting
Analyst, BNY Mellon
(2014-2022).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of the date December 31, 2023, the Trust was comprised of 19 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Richards, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Additional Information (Unaudited) – Continued
December 31, 2023

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-530-2690.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-530-2690. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-866-530-2690, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2023, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 88.32%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2023 was 40.85%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

TAX INFORMATION

The Kayne Anderson Renewable Infrastructure Fund has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2023, as follows:

Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid Per Share
$1,472,487	$199,616	$0.00758401

FOREIGN TAX CREDIT

The Kayne Anderson Renewable Infrastructure Fund has made an election under Section 853 of the Internal Revenue Code to provide to its shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a US Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.00758401 per share for each share owned on December 31, 2023, in computing their tax liability.

KAYNE ANDERSON RENEWABLE INFRASTRUCTURE FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Kayne Anderson Capital Advisors, L.P.
717 Texas Avenue, Suite 2200
Houston, TX 77002

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Kirkland & Ellis, LLP
1301 Pennsylvania Avenue, NW
Washington, DC 20004

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-844-95-KAYNE (844-955-2963).

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2023 and December 31, 2022, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$17,500	$16,500
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Series Portfolios Trust

By (Signature and Title)*        /s/Ryan L. Roell
Ryan L. Roell, President

Date 3/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Ryan L. Roell
Ryan L. Roell, President

Date 3/8/2024

By (Signature and Title)*        /s/Douglas Schafer
Douglas Schafer, Treasurer

Date 3/8/2024

* Print the name and title of each signing officer under his or her signature.